UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4448	36-0781620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐	Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX	NYSE

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 7, 2019, the Company held its annual meeting of stockholders. Of the 511,117,292 shares outstanding and entitled to vote, 457,063,616 shares were represented at the meeting, constituting a quorum of approximately 89%. The following is a summary of the matters voted on at the meeting.

(a)	The twelve nominees for director were elected as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
José (Joe) Almeida	387,277,069	21,799,038	1,494,378	46,493,131
Thomas F. Chen	402,956,414	7,223,970	390,101	46,493,131
John D. Forsyth	387,202,128	22,964,230	404,127	46,493,131
James R. Gavin III	363,021,450	47,134,534	414,501	46,493,131
Peter S. Hellman	399,697,497	10,472,870	400,118	46,493,131
Michael F. Mahoney	406,126,742	4,030,423	413,320	46,493,131
Patricia B. Morrison	409,345,574	888,886	336,025	46,493,131
Stephen N. Oesterle	405,102,847	5,061,981	405,657	46,493,131
Cathy R. Smith	407,208,324	3,039,732	322,429	46,493,131
Thomas T. Stallkamp	391,473,360	18,677,644	419,481	46,493,131
Albert P.L. Stroucken	392,913,196	17,249,436	407,853	46,493,131
Amy A. Wendell	409,379,073	856,006	335,406	46,493,131

(b)	By the following vote, stockholders approved, on an advisory basis, the 2018 compensation paid to the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
384,522,135	25,125,683	922,667	46,493,131

(c)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2019 was ratified by the following vote:

For	Against	Abstain
437,174,947	19,245,323	643,346

(d)	By the following vote, stockholders did not approve the stockholder proposal relating to an independent board chairman:

For	Against	Abstain	Broker Non-Votes
119,280,844	290,332,111	957,530	46,493,131

(e)	By the following vote, stockholders did not approve the stockholder proposal relating to the right to act by written consent:

For	Against	Abstain	Broker Non-Votes
152,176,755	257,111,250	1,282,480	46,493,131

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2019

BAXTER INTERNATIONAL INC.

/s/ Ellen K. McIntosh
By:	Ellen K. McIntosh
Senior Vice President, Associate General Counsel and Corporate Secretary